MPLX and MarkWest Strategic Combination As Revised July 20, 2015 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (“MPLX”), Marathon Petroleum Corporation
(“MPC”), and MarkWest Energy Partners, L.P. (“MWE”). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPC, MPLX and MWE. You can identify forward-looking statements by words such as “anticipate,” “believe,” “commit,”
“ imply,” “estimate,” "objective," “expect,” “forecast,” "plan," “project,” "potential," “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPLX's or MWE’s actual results to differ materially from those in the forward-looking statements include: their ability to complete the proposed merger of MPLX and MWE on anticipated terms and timetable; the ability to obtain approval of the transaction by the unitholders of MWE and satisfy other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain governmental approvals of the MPLX/MWE transaction based on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the MPLX/MWE transaction; the risk that the costs savings and any other synergies from the MPLX/MWE transaction may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MWE transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MWE or MPLX, as applicable; the adequacy of their respective capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and execute their respective business plans; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX’s commercial agreements; each company’s ability to successfully implement its growth plan, whether through organic growth or acquisitions; modifications to earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; changes to MPLX’s capital budget; other risk factors inherent to their industry; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the Securities and Exchange Commission (SEC); and the factors set forth under the heading "Risk Factors" in MWE's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the SEC. Factors that could cause
MPC’s actual results to differ materially from those in the forward-looking statements include: risks described above relating to the MPLX/MWE proposed merger;
changes to the expected construction costs and timing of pipeline projects; volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; an easing or lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment;
MPC’s ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; MPC’s ability to successfully integrate the acquired Hess retail operations and achieve the strategic and other expected objectives relating to the acquisition; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K, in MPC’s Form 10-K, or in MWE’s Form 10-K could also have material adverse effects on forward-looking statements. Copies of MPLX's
Form 10-K are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Copies of MPC's Form 10-K are available on the SEC website, MPC's website at http://ir.marathonpetroleum.com or by contacting MPC's Investor Relations Office. Copies of MWE’s Form 10-K are
available on the SEC website, MWE’s website at http://investor.markwest.com or by contacting MWE’s Investor Relations office.
None of MPLX, MPC, or MWE undertake any duty to update any forward-looking statement except as required by law.
Forward-Looking Statements

Additional Information

Non-GAAP Financial Measures
Adjusted EBITDA and Net Operating Margin are non-GAAP financial measures provided in this presentation. Reconciliation to the nearest GAAP financial measure is included in the Appendix to this presentation. Adjusted EBITDA is not defined by GAAP and should not be considered in isolation or as an alternative to net income or other financial measures prepared in accordance with GAAP.
Additional Information
This communication may be deemed to be solicitation material in respect of the proposed transaction.  In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC and will include a proxy statement of MARKWEST ENERGY PARTNERS, L.P. (“MWE”).  INVESTORS AND
SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE
SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to unitholders of MWE.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from MPLX
LP at its website, http://ir.mplx.com, or 200 E. Hardin Street, Findlay, Ohio 45840, Attention: Corporate Secretary, or from MWE at its website,
http://investor.markwest.com, or 1515 Arapahoe Street, Tower 1, Suite 1600, Denver, CO 80202, Attention: Corporate Secretary.
Participants in Solicitation
MPLX and MWE and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning MPLX participants is set forth in MPLX’s Form 10-K for the year ended December 31, 2014, as filed with the SEC on February 27,
2015, and MPLX’s current report on Form 8-K, as filed with the SEC on March 9, 2015. Information concerning MWE’s participants is set forth in the proxy statement, dated April 23, 2015, for MWE’s 2015 Annual Meeting of Common Unitholders as filed with the SEC on Schedule 14A and MWE’s current reports on
Form 8-K, as filed with the SEC on May 5, 2015, May 19, 2015 and June 8, 2015. Additional information regarding the interests of participants of MPLX and MWE in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.  These documents, when available, may be obtained free of charge from MPLX or MWE using the contact information above.
Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Summary of Supplemental Information
Slide 5, 10, 20:  Updates distribution growth targets for 2018 and 2019
–
Combined
partnership
expects
compound
annual
distribution
growth
rate
of
25%
through 2017 and approximately 20% annual distribution growth in years 2018 and
2019
Slide 12-15:  Additional information on growth opportunities
–
MWE
projects
~$1.5
B
annual
baseline
capital
spending
for
the
next
five
years,
with
incremental capital investment of $6 B to $9 B which includes upside growth and synergistic growth opportunities

Powerful Strategic Combination
Creates a large-cap, diversified MLP with a very attractive distribution growth profile for an extended period of time
–
MPLX affirms 2015 anticipated distribution growth guidance of 29%
–
Combined
partnership
expects
compound
annual
distribution
growth
rate
of
25%
through 2017 and approximately 20% annual distribution growth in years 2018 and
2019
MPC, as the GP sponsor, has interests aligned with the combined MLP and is committed to provide support for the distribution growth objectives
Significant joint growth opportunities
Substantial benefits for MWE, MPLX and MPC equity owners
–
Attractive premium for MWE unitholders
–
MPLX
unit
exchange
and
the
$3.37
1
per
unit
cash
payment
equalizes
MWE
forecasted distribution for approximately three years
–
Combines MWE's robust organic growth opportunities with MPC’s financial strength
Committed to investment grade credit profile for combined partnership
MWE’s management brings a proven track record of executing organic growth projects and developing strong customer relationships
5
Notes:
1
$3.37 cash consideration per MWE unit calculated on approximately 200.1 MM fully-diluted MWE common units outstanding, including approximately 8 MM MWE Class B units, outstanding as of 7/10/15. The cash consideration of $675 MM is a fixed amount and will not increase as additional units are issued by MWE between announcement and closing

Transaction Structure and Terms
Merger
Consideration
Other
Transaction
Structure
MWE common unitholders
will receive 1.09 MPLX common units for each MWE common unit
–
MWE’s ~8 MM Class B units will convert to ~8 MM newly-created MPLX Class B units with substantially
equivalent
rights
1
MPC will contribute $675 MM of cash, or approximately $3.37 per MWE unit, to MPLX to be paid to
MWE common and Class B unitholders
as additional consideration
2
Implies total consideration of $78.64 per MWE unit, or a 32% premium based on 7/10/15 closing price of MPLX units
MPLX will assume all of MWE’s cash and the ~$4.2 B of debt outstanding at closing
Two MWE representatives to be added to MPLX board; one MWE representative to be added to
MPC board
Subject to MWE unitholder vote
Subject to regulatory approval and other customary conditions
Expected to close in Q4'15
Combination of MWE and MPLX in a generally tax-free unit-for-unit transaction, plus a one-time cash payment to MWE unitholders
Fixed exchange ratio
Pro Forma
Ownership
MPC retains control through continued 2% ownership of GP interest
MPC ~21%, MPLX unitholders ~8%, MWE unitholders ~71%
Notes:
1
Convertible in 2016 and 2017 at a ratio of 1.09 MPLX common units for each Class B unit
2
$3.37 cash consideration per MWE unit calculated on approximately 200.1 MM fully-diluted MWE common units outstanding, including approximately 8 MM MWE Class B units, outstanding as of 7/10/15. The cash consideration of $675 MM is a fixed amount and will not increase as additional units are issued by MWE between announcement and closing
Pro Forma
Leverage
Target leverage of ~4x Debt / Adjusted EBITDA
MPLX will be managed to support an investment grade credit profile

Pro Forma Organizational Structure
MWE will operate as a
standalone business within
MPLX:
–
Existing MWE leadership will
become executive officers at
MPLX in roles similar to current
responsibilities
–
MWE will remain operator of
natural gas / NGL platform, which
maintains existing customer
relationships
–
Offices in Denver will remain
–
MPLX board to be expanded to
include two MWE representatives,
including Frank Semple
Pro Forma Organizational Structure
7
Public
Gathering, Processing,
Fractionation & NGL
Transportation
Crude & Refined Product
Transportation &
Logistics
MPLX
19% LP
2% GP / IDR
MPC

MWE Has the Premier Position in Marcellus / Utica
Second largest natural gas processor
and the fourth largest fractionator of
NGLs in the U.S.
Extensive long-term producer
partnerships with Marcellus & Utica
area dedications of 7.7 million acres
Processes and fractionates
approximately three quarters of
growing production from rich-gas
areas in the Northeast
Operates 34 processing and
fractionation facilities in the Marcellus
& Utica shales and has 18 additional
facilities currently under construction
–
7 of the top 10 processing complexes
will be owned by MWE in 2017*
–
8 of the top 14 fractionation complexes
will be owned by MWE in 2017*

* Source: Bentek Energy - NGL Facilities Databank as of 5.20.2015

Growth Driven by Customer Satisfaction MarkWest has received the #1 rating for total customer satisfaction in every EnergyPoint Research survey since its inception in 2006 9

Pro forma MPLX
–
Best-in-Class Large Cap MLP
379 MBbl/d
fractionation
capacity
6.8 Bcf/d
processing capacity
~7,600 miles of pipelines
MPLX affirms anticipated distribution growth of 29% for
2015
Combined partnership expects distribution growth rate of
25% through 2017
and approximately 20% annual
distribution growth in years 2018 and 2019
Strong sponsor with drop-down portfolio of $1.6 B EBITDA
to support distribution growth
Complementary assets and footprint to provide significant
additional growth opportunities
Large-Cap
MLP
Diversified
and Stable
Cash Flows
Top-Tier
Growth
Profile
Strategic
Sponsor
MPC is a Fortune 25 company with a $35 B enterprise value
Investment grade rated with significant access to low cost of funding
2015E Adjusted EBITDA
2
Market Capitalization
2014A
–
2017E
Distribution
CAGR
2
1.7 MMBbl/d
refining capacity
5,400 miles of pipe
Marine assets
Terminals / railcars
Fuel distribution
MPLX Pro Forma
MPC
> 90% Fee-
Based
2015E
Net
Operating
Margin
3
10
Notes:
1
Reflects MPLX at market price of $69.05 as of 7/10/15 and MWE at estimated transaction value less $675 MM cash component
2
Peer information based on FactSet estimates.  Pro forma MPLX Adjusted EBITDA of $1.25 B represents pro forma Adjusted EBITDA based on midpoint of management guidance range. Pro forma MPLX 2014A
–
2017E distribution CAGR based on management guidance
3
Non-GAAP measure calculated as segment revenue less purchased product costs
$5.5
$5.4
$4.3
$2.4
$1.7
$1.7
$1.5
$1.25
$0
$2
$4
$6
ETP
EPD
WPZ
PAA
EEP
SEP
OKS
PF MPLX
$61
$29
$26
$21
$17
$14
$14
$9
$0
$25
$50
$75
EPD
WPZ
ETP
PF MPLX¹
PAA
EEP
SEP
OKS
14%
8%
7%
7%
6%
5%
3%
0%
10%
20%
30%
PF MPLX
WPZ
SEP
ETP
PAA
EPD
EEP
OKS
Fee-Based
POP / POL
Keep-Whole

Strategic Geographic Footprint
MPC Refineries
MPC Owned and Part-Owned
Third Party
Asphalt/Heavy Oil Terminals
Coastal
Inland
Pipelines
MPC Owned and Operated
MPC Interest: Operated by MPC
MPC Interest: Operated by Others
Pipelines Used by MPC
Light Product Terminals
MPC Owned
Third Party
Water Supplied Terminals
Ethanol Facility
Biodiesel Facility
MarkWest
Southwest
Complex
MarkWest
Northeast
Complex
MarkWest
Marcellus
Complex
MarkWest
Offices
MarkWest
Utica
Complex
MPLX Headquarters (Findlay, OH)
Tank Farms
Butane Cavern
Barge Dock
Products Pipelines
Crude Oil Pipelines

Significant Joint Growth Opportunities
Complementary
Integration
Potential for
Additional
Basin
Diversification
Leverages the combined assets and collective expertise
–
Gas processing / fractionation
–
Stabilizers, splitters, pipelines, terminals, trucks, barges and refineries
Strategic opportunity to create new high value products in the Marcellus and
Utica shales
Significant synergies and critical mass to deliver NGLs and refined products to East Coast markets
MPC’s financial strength and ability to incubate projects facilitates acceleration of MWE’s existing and future growth
MWE projects ~$1.5 B per year in organic capital spending for the next five years, with incremental capital investment of $6 B to $9 B which includes upside growth and synergistic growth opportunities
Enhanced ability to pursue bolt-on or large scale acquisitions as opportunities arise
Larger entity is better suited to apply core competencies in other basins and to grow in the Southwest
Positions MPLX as the "first mover" in emerging shale plays
Acceleration
of MWE's
Core Platform
Development

MarkWest’s Premier Position Drives ~$1.5 B of Annual
Investment Opportunity

Denver Office
Tulsa Office
Canonsburg Office
Cadiz Office
Houston
Office
Area Dedications: 1.4 million acres
Volume Protection: 10% of 2015 capacity
contains minimum volume commitments
Investment Opportunities:
Expansion of gathering and processing
infrastructure to support STACK,
SCOOP, and Springer Shale in Cana-
Woodford
Continued expansion of East Texas
gathering & processing to support
rich-gas areas of  Haynesville Shale
Greenfield development of midstream
system in Permian/Delaware Basin
Volume Protection: 30% of 2015 capacity
contains minimum volume commitments
Area Dedications:  4 million acres
Volume Protection: 70% of 2015 capacity contains
minimum volume commitments
Investment Opportunities:
Expansion of rich-gas gathering systems
Development of additional processing & fractionation
infrastructure (14 facilities currently under construction)
Expansion of NGL pipeline and transportation network
Northeast
Southwest
Marcellus
Utica
Area Dedications:  3.7 million acres
Volume Protection: 25% of 2015 capacity contains
minimum volume commitments
Investment Opportunities:
Expansion of rich-gas gathering systems
Development of additional processing & fractionation
infrastructure (4 facilities currently under construction)
Development of additional NGL transportation logistics

MarkWest’s Premier Position Drives Incremental Upside
Growth Opportunities

Investment Opportunities in Southwest:
Expansion in Gulf Coast
Development of NGL pipelines and
transportation infrastructure
Opportunity in other basins
Investment Opportunities in Utica & Marcellus:
Expansion of dry-gas gathering systems
Expansion of Ohio condensate facility
Long-haul pipelines, storage, and terminal facilities
Developing “Mont Belvieu” capabilities in the
region
Infrastructure to support ethane cracker
development
Investment Opportunities in Northeast:
Development of additional midstream
infrastructure to support the emerging Rogersville
Shale

Significant Synergistic Opportunities
NGL & Condensate Supply
from Marcellus / Utica  Producers
Gas Processing
(Marcellus and
Utica)
Gas
Gathering
Condensate
Fractionation
(Houston and
Hopedale)
Alkylation and
Gasoline Blending
East Coast /
New York Harbor
Midwest Refineries
Stabilizer
(Ohio Condensate)
Cornerstone
Pipeline
Long
Haul
Pipeline
PDH / BDH Facility
Condensate
Splitters (Canton &
Catlettsburg)
Cornerstone and
Other Pipelines
Potential Partnership
Assets
MarkWest Existing
Infrastructure
MPC Existing
Infrastructure
Canadian Diluents
Cornerstone
Midwest Refineries
Other Strategic
Projects
Cornerstone and
Other Pipelines
The combination provides
significant vertical
integration opportunities
between MWE and
MPC/MPLX
Strategic projects:
–
Cornerstone Pipeline
–
Utica condensate
opportunity
–
Alkylation plant

Access to Robust Inventory of Drop-downs
$1.6 B of MLP-Eligible EBITDA at MPC
59 MMBbL storage (tanks and caverns)
25 rail loading racks and 24 truck loading racks
7 owned and 11 non-owned docks
2 condensate splitter investments
27 owned and 2,183 leased
794 general service; 1,171 high pressure; 245 open-top hoppers
~ 5,400 miles of additional crude and products pipelines
–
Owns, leases or has an ownership interest in these pipelines
–
0.5% of MPLX Pipe Line Holdings LP
Southern Access Extension, Sandpiper and Utica investments
62 light product; ~20 MMBbL storage; 189 loading lanes
18 asphalt; ~5 MMBbL storage; 65 loading lanes
203 owned and 12 leased inland barges; 5.3 MMBbL capacity
18 owned and one leased inland towboats
20 billion gallons of fuels distribution volume
–
Existing MPC and Speedway volumes; ~17 billion gallons refined products
–
Acquisition of Hess’ retail operations added ~3 billion gallons refined products
16
Railcars
Pipelines
Terminals
Marine
Refineries
Fuels
Distribution

Combination Benefits All Equity Owners
17
Very attractive premium of 32% based on 7/10/15 closing price of MPLX units; 30% based on
MWE’s
30-day
VWAP
Combined entity will have peer leading distribution growth
–
Cash consideration contributed by MPC largely offsets MWE’s medium-term distribution dilution
Strong sponsor enhances access to capital to fund growth projects
–
Fortune 25 company with $35 B enterprise value
–
Investment grade rating and strong free cash flow generation
–
Lower cost of capital has potential to enhance value
–
Provides liquidity and supports MWE's $1.5 B annual capital plan
–
Enhances ability to pursue new commercial opportunities
–
Potential funding source and "incubator" for capital projects
Adds new growth platform and increases scale and diversity
Industry-leading position
in the Marcellus / Utica, which is in MPC / MPLX's “backyard“
Diversifies customer base and enhances relationships with producers
MWE brings long-term organic growth profile
Complements
Utica
investments
–
Cornerstone
Pipeline
and
build-out
projects
Enhances trading liquidity of MPLX units
Supports strategy to grow higher-valued, stable cash flow midstream business
Opportunity to capture value through numerous incremental growth projects
Expands cash flow profile of general partner
MWE
MPLX
MPC
Note:
1
Volume-weighted average price

1

Q&A 18

Appendix 19

Combines a leading natural gas gatherer, processor, and NGL fractionator with a rapidly-growing downstream / logistics company in the crude oil and refined product business
MPLX will have marquee position in the Marcellus / Utica
"First mover" advantage in other emerging shales
Significant opportunities exist on a combined basis to create value
Significant
Operational
Diversification
Coupled with
Regional Overlap
Strategic Highlights
> 90% of net operating margin is generated by long-term, fee-based contracts
Future organic growth, along with drop-downs, should continue to increase fee-based composition
Target
distribution
coverage
of
1.05x
–
1.10x
MPLX will be managed to support an investment grade credit profile
–
Businesses are primarily fee-based
–
Target leverage of ~4x Debt / Adjusted EBITDA
Investment grade sponsor with significant access to low cost of funding
Combines two attractive platforms with multiple avenues of distributable cash flow growth
Extensive organic growth project profile
Affirm 2015 anticipated distribution growth
guidance of 29%
Combined
partnership
expects
compound
annual
growth
rate
in
distributions
of
25%
through
2017
and approximately 20% annual distribution growth in years 2018 and 2019
$1.6 B inventory of eligible drop-down EBITDA at MPC
Robust Growth
Profile
Creates 4
largest MLP based on market capitalization
Significant operational scale with 6.8 Bcf/d of processing capacity, 379 MBbl/d fractionation capacity, and ~7,600
miles of pipeline
Increased Size
and Scale
Strong Credit
Profile
Stable Cash Flow

th

Proven Track Record of Delivering Results
56% distribution growth since IPO (22% CAGR)
Increased Adjusted EBITDA to $231 MM since IPO
3
Executed three drops totaling $1.2 B in consideration
MPC underpins fee-based, minimum volume
commitment contracts
MPC continues to be aligned with, and supportive of,
MPLX's growth
264% distribution growth since IPO (11% CAGR)
Adjusted EBITDA has grown ~160% from 2010 -
2014
Invested $11.3 B of aggregate capex from
2010 –
2015 YTD
Distribution Since IPO
2
Distribution Since IPO
1
Notes:
1
CAGR calculation assumes MQD paid in Q1 and Q2 of 2002 and actual distributions paid in Q3 and Q4 of 2002
2
At IPO represents Minimum Quarterly Distribution (MQD) annualized
3 LTM 3/31/15 Adjusted EBITDA
21
0.62
1.24
1.49
1.62
1.89
2.16
2.51
2.56
2.57
2.86
3.22
3.38
3.54
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
0.2625
0.2725
0.2850
0.2975
0.3125
0.3275
0.3425
0.3575
0.3825
0.4100
0.2000
0.2400
0.2800
0.3200
0.3600
0.4000
0.4400
At IPO
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Increased Size, Diversity and Stability
2015E Growth
Capex ($MM)
% Net Operating
Margin
Fee-Based
6
MWE
Pro Forma MPLX
LP Equity Value ($B)
Enterprise Value ($B)
4
2015E Adjusted
EBITDA ($MM)
5
Notes:
Numbers may not sum due to rounding
1
MPLX at market as of 07/10/15
2
MWE based on transaction consideration.  See “Overview of the Transaction” for detail
3
Pro forma MPLX at market and MWE based on transaction consideration less $675 MM cash component
4
MPLX and Pro Forma MPLX Enterprise Values exclude GP equity value
5
MPLX 2015E Adjusted EBITDA does not assume future drop downs from MPC.  See appendix for non-GAAP reconciliations
6
Non-GAAP measure calculated as segment revenue less purchased product costs
MPLX
~$6
~$6
~$275
$220
~$16
~$20
$925-$1,025
$1,500-$1,900
MarkWest
~$21
~$26
$1,720-$2,120
Pro Forma MPLX
$1,200-$1,300
100%
88%
>90%
Net Debt ($B)
~$1
~$4
~$5
22
2
1
3
1
2
3

Overview of the Transaction
Transaction Summary
Transaction is a 100% equity for equity exchange from
MPLX's perspective
–
MPLX LP issues common units to MWE unitholders at
a fixed exchange ratio of 1.09x
–
Equates
to
~217
million
new
units
issued
1
MPC contributes $675 MM cash to MPLX to pay additional
transaction consideration of $3.37
cash/unit
1
to MWE
unitholders
–
MPC will also contribute an additional $298 million of
cash to MPLX LP to maintain its 2% GP interest
MPLX LP expects to assume all cash and debt outstanding
at MWE
–
$4.2 B of debt and ~$152 MM of cash
No incremental debt will be issued by MPLX or MPC as
a result of the merger
MPLX intends to maintain a leverage ratio of ~4.0x  Debt /
Adjusted EBITDA going forward
Both MPC and MPLX remain committed to preserving
conservative leverage and investment grade credit ratings
Implied MWE Valuation
Sources
and
Uses
Notes:
1
Estimated, based on approximately 200.1 MM fully-diluted MWE common units outstanding, which includes  approximately 8.0 MM MWE Class B units outstanding at close
2
On a fully-diluted basis
Sources ($ MM)
MPLX Equity Issued to MWE
$15,061
MPLX Debt Capacity
4,220
MPC Cash Contribution
675
Total Sources
$19,956
Uses ($ MM)
MWE Equity Acquired
$15,061
MWE Debt Rolled to MPLX
4,220
Cash Consideration to MWE
675
Total Uses
$19,956
23
Equity Consideration:
Exchange Ratio
1.09x
MPLX LP Unit Price (as of 7/10/15)
$69.05
Equity Consideration / Unit
$75.26
MWE
Units
Outstanding
2
200.1
Total Equity Consideration
$15,061
Cash Contribution:
Cash Contribution by MPC
$675
MWE
Units
Outstanding
2
200.1
Cash Contribution / Unit
$3.37
Total Implied Consideration:
Consideration / Unit
$78.64
Implied MWE Equity Value
$15,736
2

Adjusted EBITDA Reconciliations from Net Income

Pro Forma
MPLX
MWE
MPLX
($MM)
2015E
2015E
2015E
Net income
200
$
147
$
347
$
Less:  Net income attributable to MPC-retained interest
1

-

1

Net income attributable to MPLX LP
199
$
147
$
346
$
Plus: Net income attributable to MPC-retained interest
1

-

1

Depreciation
54

582

636

Provision for income taxes
1

(11)

(10)

Non-cash equity-based compensation
1

10

11

Net interest and other financial costs
20

214

234

Unrealized loss (gain) on derivative instruments
-

15

15

Adjustment for cash flow from unconsolidated affiliates
-

31

31

Impairment expense
-

26

26

Adjustment for non-controlling interest of consolidated subsidiaries
-

(45)

(45)

Other
-

6

6

Adjusted EBITDA
276
$
975
$
1,251
$
Less:  Adjusted EBITDA attributable to MPC-retained interest
1

-

1

Adjusted EBITDA attributable to MPLX LP
275
$
975
$
1,250
$